Exhibit 1.1

YPF SOCIEDAD ANÓNIMA

26,215,000 Class D Shares

in the form of
American Depositary Shares

UNDERWRITING AGREEMENT

March 22, 2011

UNDERWRITING AGREEMENT

March 22, 2011

Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Itaú BBA USA Securities, Inc.
Morgan Stanley & Co. Incorporated
Raymond James & Associates, Inc
Santander Investment Securities Inc.

c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010-3629

c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

c/o Goldman, Sachs & Co.
200 West Street
New York, New York, NY 10282

c/o Itaú BBA USA Securities, Inc.
767 Fifth Avenue 50th Floor
New York, New York, 10153, USA

c/o Morgan Stanley & Co. Incorporated
20 Bank Street, Canary Wharf
London E14 4AD, United Kingdom

c/o Raymond James & Associates, Inc
880 Carillon Parkway
St. Petersburg, FL 33716

c/o Santander Investment Securities Inc.
45 East 53rd Street
New York, New York 10022

Ladies and Gentlemen:

Repsol YPF, S.A., a sociedad anónima organized under the laws of Spain (the “Selling Shareholder”) and the controlling shareholder of YPF Sociedad Anónima, a sociedad anónima organized under the laws of Argentina (the “Company”), proposes to sell to the international underwriters named in Schedule A attached hereto (the “Underwriters”), an aggregate of 26,215,000 Class D shares of common stock, Ps.10 par value per share, with one vote per share and in book-entry form (the “Class D Shares”), of the Company, in the form of American Depositary Shares (“ADSs”), each representing the right to receive one Class D Share (the “Firm ADSs”). In addition, the Selling Shareholder proposes to grant to the Underwriters the option to purchase from the Selling Shareholder up to an additional 3,930,898 Class D Shares, in the form of ADSs (the “Additional ADSs”). The Firm ADSs and the Additional ADSs are hereinafter collectively sometimes referred to as the “Offering ADSs.” The Offering ADSs are described in the Prospectus which is referred to below.

The Offering ADSs have been issued in accordance with the Amended and Restated Deposit Agreement dated as of November 13, 2009 (the “Deposit Agreement”), among the Company, The Bank of New York Mellon, as depositary (in such capacity, the “Depositary”), and all owners and holders from time to time of American Depositary Receipts (“ADRs”) issued thereunder and evidencing ADSs.

The Company has prepared and filed, in accordance with the provisions of the U.S. Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Securities Act”), with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-3 (File No. 333-170848) under the Securities Act, including a prospectus, relating to securities of the Company, including the Class D Shares, which registration statement incorporates by reference certain documents which the Company has filed, or will file, in accordance with the provisions of the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”).

Except where the context otherwise requires, “Registration Statement,” as used herein, means the registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to the respective Underwriters (the “Effective Time”), including (i) all documents filed as a part thereof or incorporated or deemed to be incorporated by reference therein, (ii) any information contained or incorporated by reference in a prospectus filed with the SEC pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430A or Rule 430C under the Securities Act, to be part of the registration statement at the Effective Time, and (iii) any registration statement filed to register the offer and sale of Class D Shares pursuant to Rule 462(b) under the Securities Act.

The Company has furnished to you, for use by the Underwriters and by dealers in connection with the offering of the Offering ADSs, copies of a preliminary prospectus supplement dated March 14, 2011, and the documents incorporated by reference therein, relating to the Offering ADSs. Except where the context otherwise requires, “Preliminary Prospectus,” as used herein, means such preliminary prospectus supplement, in the form so furnished, which includes the prospectus in the Registration Statement.

Except where the context otherwise requires, “Prospectus,” as used herein, means the prospectus, relating to the Offering ADSs, filed by the Company with the SEC pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date hereof (or such earlier time as may be required under the Securities Act), or, if no such filing is required, the final prospectus included in the Registration Statement at the time it became effective under the Securities Act, in each case in the form furnished by the Company to you for use by the Underwriters and by dealers in connection with the offering of the Offering ADSs.

“Permitted Free Writing Prospectuses,” as used herein, means the documents listed on Schedule B attached hereto and each “road show” (as defined in Rule 433 under the Securities Act), if any, related to the offering of the Offering ADSs contemplated hereby that is a “written communication” (as defined in Rule 405 under the Securities Act). The Underwriters have not offered or sold and will not offer or sell, without the Company’s consent, any Offering ADSs by means of any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed by the Underwriters with the SEC pursuant to Rule 433 under the Securities Act, other than a Permitted Free Writing Prospectus.

“Disclosure Package,” as used herein, means the Preliminary Prospectus together with the Permitted Free Writing Prospectuses, if any, listed on Schedule B attached hereto.

Any reference herein to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the documents, if any, incorporated by reference, or deemed to be incorporated by reference, therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act on or after the initial effective date of the Registration Statement, or the date of the Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.

As used in this Agreement, “business day” shall mean a day on which the New York Stock Exchange (the “NYSE”) is open for trading. The terms “herein,” “hereof,” “hereto,” “hereunder,” “hereby,” “hereinafter” and similar terms, as used in this Agreement, shall in each case refer to this Agreement as a whole and not to any particular section, paragraph, sentence or other subdivision of this Agreement. The term “or,” as used herein, is not exclusive.

A registration statement on Form F-6 (File No. 33-63592), for the registration of the ADSs under the Securities Act, was filed with the SEC on June 17, 1993. The registration statement on Form F-6, as amended at the time it became effective (including by the filing of any post-effective amendments thereto, if applicable) is herein called the “ADS Registration Statement.”

The Company, the Selling Shareholder and the Underwriters agree as follows:

1.     Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Selling Shareholder agrees to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Selling Shareholder, the number of Firm ADSs set forth opposite the name of such Underwriter in Schedule A, subject to adjustment in accordance with Section 11 hereof, in each case at a purchase price of US$41.00 per ADS. A commission of 2.15% per ADS (the “Commission”) shall be deducted from such purchase price as set forth herein.

The Company and the Selling Shareholder are advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm ADSs as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm ADSs, upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

In addition, the Selling Shareholder hereby grants to the several Underwriters the option (the “Additional ADSs Option”) to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Shareholder, ratably in accordance with the number of Firm ADSs to be purchased by each of them, all or a portion of the Additional ADSs, at the same purchase price per ADS (less the same Commission) to be paid by the Underwriters to the Selling Shareholder for the Firm ADSs. The Additional ADSs Option may be exercised by the Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Selling Shareholder. Such notice shall set forth the aggregate number of Additional ADSs as to which the Additional ADSs Option is being exercised and the date and time when the Additional ADSs are to be delivered (any such date and time being herein referred to as an “additional time of purchase”); provided, however, that no additional time of purchase shall be earlier than the “time of purchase” (as defined below) nor earlier than the second business day after the date on which the Additional ADSs Option shall have been exercised nor later than the fifth business day after the date on which the Additional ADSs Option shall have been exercised. The number of Additional ADSs to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional ADSs being purchased as the number of Firm ADSs set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm ADSs (subject, in each case, to such adjustment as the Underwriters may determine to eliminate fractional ADSs), subject to adjustment in accordance with Section 11 hereof.

2.     Payment and Delivery. Payment of the purchase price less the Commission for the Firm ADSs shall be made to the Selling Shareholder by Federal Funds wire transfer against delivery of the Firm ADSs to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on March 28, 2011 (unless another time shall be agreed to by you, the Company and the Selling Shareholder or unless postponed in accordance with the provisions of Section 11 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called the “time of purchase.” Electronic transfer of the Firm ADSs, or the ADRs evidencing the Firm ADSs, shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional ADSs (after deducting the Commission) shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm ADSs. Electronic transfer of the Additional ADSs, or the ADRs evidencing the Additional ADSs, shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 9 hereof with respect to the purchase of the Firm ADSs and the Additional ADSs, if any, shall be made at the offices of Simpson Thacher & Bartlett LLP at 425 Lexington Avenue, New York, NY 10017, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm ADSs or the Additional ADSs, as the case may be.

3.     Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

     (a)     the Registration Statement has heretofore become effective under the Securities Act or, with respect to any registration statement to be filed to register the offer and sale of Class D Shares pursuant to Rule 462(b) under the Securities Act, will be filed with the SEC and become effective under the Securities Act no later than 10:00 P.M., New York City time, on the date hereof; no stop order of the SEC preventing or suspending the use of any Preliminary Prospectus, Prospectus or Permitted Free Writing Prospectus, or the effectiveness of the Registration Statement or the ADS Registration Statement, has been issued, and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the SEC;

     (b)     the Registration Statement complied when it became effective, complies as of the date hereof and, as then amended or supplemented, at the time of purchase and each additional time of purchase, if any, will comply, in all material respects, with the requirements of the Securities Act; the conditions for the use of Form F-3 in connection with the offering and sale of the Offering ADSs as contemplated hereby have been satisfied; the ADS Registration Statement complied when it became effective, complies as of the date hereof and, as amended or supplemented, at the time of purchase and each additional time of purchase, if any, will comply, in all material respects, with the requirements of the Securities Act; the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus complied, at the time it was filed with the SEC, and complies as of the date hereof, in all material respects with the requirements of the Securities Act; the Preliminary Prospectus did not, as of the date the Preliminary Prospectus was filed with the SEC, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus will comply, as of its date, the date that it is filed with the SEC, and, as then amended or supplemented, the time of purchase and each additional time of purchase, if any, in all material respects, with the requirements of the Securities Act (including, without limitation, Section 10(a) of the Securities Act); at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the SEC and ends at the later of the time of purchase and the latest additional time of purchase, if any, or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Disclosure Package did not, as of 6:00 p.m. on the date hereof (the “Applicable Time”), include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Permitted Free Writing Prospectus not listed on Schedule B attached hereto, when considered together with the Disclosure Package, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty in this Section 3(b) with respect to any statement contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of an Underwriter through you to the Company expressly for use in the Registration Statement, the Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus; each Incorporated Document, at the time such document was filed, or will be filed, with the Commission or at the time such document became or becomes effective, as applicable, complied or will comply, in all material respects, with the requirements of the Exchange Act and did not or will not, as applicable, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (c)     prior to the execution of this Agreement, the Company has not used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Offering ADSs, other than the Preliminary Prospectus and Permitted Free Writing Prospectus, if any; the Company has not, directly or indirectly, prepared, used or referred to any Permitted Free Writing Prospectus except in compliance with Rules 164 and 433 under the Securities Act; assuming that such Permitted Free Writing Prospectus is accompanied or preceded by the Preliminary Prospectus that contains a price range, where required by rule, or the Prospectus, as the case may be, and that such Permitted Free Writing Prospectus is so sent or given after the Registration Statement was filed with the SEC (and after such Permitted Free Writing Prospectus was, if required pursuant to Rule 433(d) under the Securities Act, filed with the SEC), the sending or giving, by any Underwriter, of any Permitted Free Writing Prospectus will satisfy the provisions of Rule 164 and Rule 433; the Preliminary Prospectus is a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act, including a price range where required by rule; neither the Company nor the Underwriters are disqualified, by reason of subsection (f) or (g) of Rule 164 under the Securities Act, from using, in connection with the offer and sale of the Offering ADSs, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Offering ADSs contemplated by the Registration Statement, without taking into account any determination by the Commission pursuant to Rule 405 under the Securities Act that it is not necessary under the circumstances that the Company be considered an “ineligible issuer”; the parties hereto agree and understand that the content of any and all “road shows” (as defined in Rule 433 under the Securities Act) related to the offering of the Offering ADSs contemplated hereby is solely the property of the Company;

     (d)     as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectus and the Prospectus entitled “Capitalization”, and, as of the time of purchase and any additional time of purchase, the Company shall have an authorized and outstanding capitalization as set forth in the sections of the Registration Statement, the Preliminary Prospectus and the Prospectus entitled “Capitalization” (and any similar sections or information, if any, contained in any Permitted Free Writing Prospectus); all of the issued and outstanding shares of capital stock, including the Class D Shares, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all applicable Argentine securities laws, rules and regulations, and were not issued in violation of any preemptive right, accretion right, resale right, right of first refusal or similar right; the Class D Shares are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the BASE, and the ADSs are duly listed, and admitted and authorized for trading, subject to official notice of issuance, on the NYSE;

     (e)     the Company has been duly organized and is validly existing as a corporation (sociedad anónima) under the laws of Argentina, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, to execute and deliver this Agreement, and the Deposit Agreement;

     (f)     the Company is duly qualified to do business and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, (i) have a material adverse effect on the business, properties, financial condition, results of operations or prospects of the Company and the Subsidiaries (as defined below) taken as a whole, (ii) prevent or materially interfere with consummation of the transactions contemplated by this Agreement or the Deposit Agreement, or (iii) result in the delisting of the Class D Shares from the BASE or the ADSs from the NYSE (the occurrence of any such effect or any such prevention or interference or any such result described in the foregoing clauses (i), (ii) and (iii) being herein referred to as a “Material Adverse Effect”);

     (g)     the Company has no subsidiaries (as defined under the Securities Act) or other controlled or jointly controlled companies other than those named in Schedule C attached hereto (collectively, the “Subsidiaries”); except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company owns all of the issued and outstanding capital stock or ownership interests of each of the Subsidiaries; complete and correct copies of the charters and the bylaws, or equivalent constituent documents, of the Company and all amendments thereto have been delivered to you, and no changes therein will be made on or after the date hereof through and including the time of purchase or, if later, any additional time of purchase; each Subsidiary has been duly organized and is validly existing as an entity under the laws of the jurisdiction of its organization, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, except as would not, individually or in the aggregate, have a Material Adverse Effect; each Subsidiary is duly qualified to do business and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the outstanding shares of capital stock or ownership interests of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable, have been issued in compliance with all applicable securities laws, rules and regulations, were not issued in violation of any preemptive right, accretion right, resale right, right of first refusal or similar right and, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus are owned by the Company subject to no security interest, other encumbrance or adverse claims; no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries are outstanding, except for such options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries as would not, individually or in the aggregate, have a Material Adverse Effect;

     (h)     the Offering ADSs have been duly and validly authorized, issued and fully paid and are and, after they are delivered against payment therefor as provided herein, will be, non-assessable and free of statutory and contractual preemptive rights, accretion rights, resale rights, rights of first refusal and similar rights; the Offering ADSs are and, after they are delivered against payment therefor as provided herein, will be free of any restriction upon the voting or transfer thereof pursuant to the laws of Argentina or the Company’s bylaws (estatutos sociales) or other constituent documents or any agreement or other instrument to which the Company is a party;

     (i)     the capital stock of the Company, including the Offering ADSs and the Deposit Agreement, conform in all material respects to the description thereof contained in the Preliminary Prospectus and the Prospectus; and the holders of the Offering ADSs will not be subject to personal liability solely by reason of being such holders in the absence of the circumstances contemplated by Article 254 of the Argentine Companies Act;

     (j)     this Agreement has been duly authorized, executed and delivered by the Company;

     (k)     the Deposit Agreement has been duly authorized, executed and delivered by the Company and, assuming the authorization, execution and delivery by other parties thereto, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and to general principles of equity (regardless of whether the issue of enforceability is considered in a proceeding in equity or at law);

     (l)     the ADSs have been duly and validly issued and, upon the due and valid issuance by the Depositary of the ADRs evidencing the ADSs, the persons in whose names ADSs or ADRs evidencing ADSs are registered will be entitled to the rights of registered holders of ADSs specified in the Deposit Agreement; and, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no limitations on the rights of holders of ADSs or ADRs evidencing ADSs to hold or vote or transfer their respective securities;

     (m)     neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (A) its charter or bylaws (estatutos sociales) or equivalent constituent documents, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which it is a party or by it or any of its properties may be bound or affected or (C) any federal, state, local or foreign law, regulation or rule (including, without limitation, the rules and regulations of the and the Bolsa de Comercio de Buenos Aires (the “BASE”) and the NYSE), or (D) any decree, judgment, injunction or order applicable to it or any of its properties except, in the case of each of (B), (C) and (D), as would not, individually or in the aggregate, have a Material Adverse Effect;

     (n)     the execution, delivery and performance of this Agreement, the sale of the Offering ADSs and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (or constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company or any Subsidiary pursuant to) (A) the charter or bylaws (estatutos sociales) or equivalent constituent documents of the Company or any of the Subsidiaries, or (B) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or (C) any federal, state, local or foreign law, regulation or rule (including, without limitation, the rules and regulations of the BASE and the NYSE), or (D) any decree, judgment, injunction or order applicable to the Company or any of the Subsidiaries or any of their respective properties except, in the case of each of (B), (C) and (D), as would not, individually or in the aggregate, have a Material Adverse Effect;

     (o)     no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the BASE and the NYSE), or approval of the shareholders of the Company, is required in connection with the consummation by the Company of the transactions contemplated by this Agreement or the Deposit Agreement, including, without limitation, the sale of the Offering ADSs, other than (i) registration of the Offering ADSs under the Securities Act, which has been effected (or, with respect to any registration statement to be filed hereunder pursuant to Rule 462(b) under the Securities Act, will be effected in accordance herewith) and (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offering ADSs are being offered by the Underwriters or under the rules and regulations of the Financial Industry Regulatory Authority (“FINRA”);

     (p)     except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any Class D Shares or shares of any other capital stock or other equity interests of the Company or ADSs, (ii) no person has any preemptive rights, accretion rights, resale rights, rights of first refusal or other rights to purchase any Class D Shares or shares of any other capital stock of or other equity interests in the Company or ADSs and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Offering ADSs, in the case of each of the foregoing clauses (i) to (iii), whether as a result of the filing or effectiveness of the Registration Statement, the sale of the Offering ADSs as contemplated in this Agreement or otherwise; except as disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus and the registration statements on form F-3 filed with the SEC (File Nos. 333-149313 and 333-172317), no person has the right, contractual or otherwise, to cause the Company to register under the Securities Act any Class D Shares or shares of any other capital stock of or other equity interests in the Company or ADSs, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement, the sale of the Offering ADSs as contemplated in this Agreement or otherwise;

     (q)     each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any applicable federal, state, local or foreign law, regulation or rule, and has obtained all necessary licenses, authorizations, consents and approvals from other persons, in order to conduct its businesses as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, except where the absence of such license, authorization, consent or filing, would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus and except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

     (r)     except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened to which the Company or any of the Subsidiaries is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or before or by any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the BASE and the NYSE), except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Company or any Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

     (s)     Deloitte & Co. S.R.L., whose reports on the consolidated financial statements of the Company and the Subsidiaries are included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, are independent public accountants within the meaning of the rules and regulations of the Argentine Securities Commission and are independent registered public accountants as required by the Securities Act and by the rules of the Public Company Accounting Oversight Board;

     (t)     the financial statements of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement, the Preliminary Prospectus and the Prospectus, amended as set forth in the report on Form 6-K incorporated by reference into the Registration Statement, Preliminary Prospectus and Prospectus, together with the related notes and schedules, present fairly the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations, cash flows and changes in shareholders’ equity of the Company and the Subsidiaries for the periods specified and have been prepared, in conformity with generally accepted accounting principles in Argentina (“Argentine GAAP”) applied on a consistent basis during the periods involved; the financial information of the Company and the Subsidiaries included in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, that is described as having been prepared in conformity generally accepted accounting principles in the United States (“U.S. GAAP”) has been prepared in compliance with the requirements of the Securities Act and the Exchange Act and in conformity with U.S. GAAP applied on a consistent basis during the periods involved; the statistical information required by Items 1201 to 1208 of Regulation S-K of the SEC included in the Registration Statement, the Preliminary Prospectus and the Prospectus are accurately presented in all material respects and in compliance in all material respects with the Securities Act, the Exchange Act and such Items of Regulation S-K of the SEC; there are no financial statements (historical or pro forma) that are required to be included or incorporated by reference in the Registration Statement, or any Permitted Free Writing Prospectus, the Preliminary Prospectus, the Prospectus that are not included or incorporated by reference as required; the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not described in the Registration Statement, the Preliminary Prospectus and the Prospectus; and all disclosures contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the SEC) comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K under the Securities Act, to the extent applicable);

     (u)     except as disclosed in Registration Statement, the Preliminary Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, in each case excluding any amendments or supplements to the foregoing made after the execution of this Agreement, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation or liability, direct or contingent (including any off-balance sheet obligations), incurred by the Company or any Subsidiary, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary;

     (v)     the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of the Selling Shareholder;

     (w)     neither the Company nor any Subsidiary is, and, after giving effect to the offering and sale of the Offering ADSs, neither of them will be, an “investment company” or an entity “controlled” by an “investment company,” as such terms “are” defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”), and neither the Company nor any Subsidiary is for the taxable year ended December 31, 2010, and, after giving effect to the offering and sale of the Offering ADSs, the Company does not expect that it or any Subsidiary will become, a “passive foreign investment company” as defined in Section 1297 of the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”);

     (x)     (A) the Company and each of the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances; and (B) all the property described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, as being held under lease by the Company or a Subsidiary is held thereby under valid, existing and enforceable leases, except, in the case of each of (A) and (B), where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect;

     (y)     the Company and the Subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct their business as described in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, except where failure to do so would not, individually or in the aggregate, have a Material Adverse Effect and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its Subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect;

     (z)     except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, or except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, no labor disturbance by or dispute with employees of the Company or any of the Subsidiaries exists or, to the knowledge of the Company, is contemplated or threatened and the Company is not aware of any existing or imminent labor disturbance by, or dispute with, the employees of any of the Company’s or the Subsidiaries’ principal suppliers;

     (aa)     except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, (i) the Company and the Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; (ii) there are no past, present or, to the Company’s knowledge, reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could give rise to any costs or liabilities to the Company or any Subsidiary under, or to interfere with or prevent compliance by the Company or such Subsidiary with, Environmental Laws, except as would not, individually or in the aggregate, have a Material Adverse Effect; (iii) there are no proceedings that are pending, or known to be threatened, against the Company or any of the Subsidiaries under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is reasonably believed that monetary fines of $100,000 or more will be imposed that could have a Material Adverse Effect; and (iv) except as disclosed in the sections of the Registration Statement, the Preliminary Prospectus and the Prospectus or except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any of the Subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company’s knowledge, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, “Environmental Law” means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and “Hazardous Materials” means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

     (bb)     in the ordinary course of their business, the Company conducts periodic reviews of the effect of the Environmental Laws on its respective businesses, operations and properties, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for cleanup, closure of properties or compliance with the Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties);

     (cc)     (A) all tax returns required to be filed by the Company or any of the Subsidiaries have been timely filed; (B) all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been timely paid, other than those being contested in good faith and for which adequate reserves have been provided in accordance with Argentine GAAP; (C) and there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of the Subsidiaries or any of their respective properties or assets except, in the case of (A), (B) and (C), as would not, individually or in the aggreagte, have a Material Adverse Effect;

     (dd)     the Company and each of the Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any, except as would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any Subsidiary has reason to believe that it will not be able to renew any such insurance as and when such insurance expires, except as would not, individually or in the aggregate, have a Material Adverse Effect;

     (ee)     except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus and except as would not, individually or in the aggregate, have a Material Adverse Effect, neither the Company nor any Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement or any Incorporated Document, and no such termination or non-renewal has been threatened by the Company or any Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;

     (ff)     the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with Argentine GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accounting for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

     (gg)     the Company has established and maintains and evaluates “disclosure controls and procedures” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and “internal control over financial reporting” (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company’s independent auditors and the Audit Committee of the Board of Directors of the Company have been advised of: (i) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data; and (ii) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company’s internal controls; all material weaknesses, if any, in internal controls have been identified to the Company’s independent auditors; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the principal executive officers (or their equivalents) and principal financial officers (or their equivalents) of the Company have made all certifications required by the U.S. Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and any related rules and regulations promulgated by the SEC, and the statements contained in each such certification are complete and correct; and the Company, the Subsidiaries and the Company’s directors and officers are each in compliance in all material respects with all applicable effective provisions of the Sarbanes-Oxley Act and the rules and regulations of the SEC and the NYSE promulgated thereunder;

     (hh)     each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, has been made or reaffirmed with a reasonable basis in good faith;

     (ii)     all statistical or market-related data included or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted

Free Writing Prospectuses, if any, are based on or derived from sources that the Company reasonably believes to be reliable and accurate;

     (jj)     neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the U.S. Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “Foreign Corrupt Practices Act”); and the Company, the Subsidiaries and, to the knowledge of the Company, its affiliates have instituted and maintain policies and procedures designed to ensure continued compliance therewith;

     (kk)     the operations of the Company and the Subsidiaries are and have been conducted at all times in compliance with the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator or non-governmental authority involving the Company or any of the Subsidiaries with respect to the Money Laundering Laws is pending or, to the Company’s knowledge, threatened;

     (ll)     neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of the Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”);

     (mm)     no Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company or from transferring any of such Subsidiary’s property or assets to the Company or any other Subsidiary of the Company, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus;

     (nn)     (A) all of the Company’s or the Subsidiaries’ hydrocarbon exploration permits, production concessions and similar contracts entered into by the Company or any of the Subsidiaries with any federal, provincial, municipal, local or other governmental authority, agency or enterprise is in full force and effect; and neither the Company nor any of the Subsidiaries is in default under any such permit, concession or contract, or has received or sent any notice or other communication regarding the termination or non-renewal of any such permit, concession or contract, or any changes to royalties or participation rights or other changes; (B) to the knowledge of the Company, neither the termination nor non-renewal of any such permit, concession or similar contract of the Company or any Subsidiary has been threatened; (C) and there are no legal, governmental, regulatory, administrative or other actions or proceedings pending or, to the knowledge of the Company, threatened by any person regarding the validity or enforceability of, or otherwise related to, any such permits, concessions or similar contracts; except, in the case of each of (A), (B) and (C), as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus and except as would not, individually or in the aggregate, have a Material Adverse Effect;

     (oo)     the oil and gas reserve estimates of the Company and the Subsidiaries for the years ended December 31, 2008, 2009 and 2010 contained or incorporated by reference in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, are based on the Company’s internal estimates which have been reviewed by independent petroleum consulting firms to the extent set forth in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any; to the Company’s knowledge, such reserve estimates fairly reflect the oil and gas reserves of the Company and the Subsidiaries at the dates indicated in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, and were prepared in accordance with the SEC guidelines applied on a consistent basis throughout the periods involved;

     (pp)     the Company has not received any notice from the BASE or the NYSE regarding any proceedings relating to the delisting of the Class D Shares or the ADSs;

     (qq)     except pursuant to this Agreement, neither the Company nor any of the Subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the execution and delivery of this Agreement or the Deposit Agreement or the consummation of the transactions contemplated hereby or by the Registration Statement;

     (rr)     neither the Company nor any of the Subsidiaries nor, to its knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation in violation of applicable law of the price of any security of the Company to facilitate the sale or resale of the Offering ADSs;

     (ss)     to the Company’s knowledge, there are no affiliations or associations between (i) any member of the FINRA and (ii) the Company or any of the Company’s officers, directors or 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the SEC, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus;

     (tt)     this Agreement and the Deposit Agreement are in proper legal form under the laws of Argentina for the enforcement thereof in Argentina against the Company, and to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement or the Deposit Agreement in Argentina, it is not necessary that this Agreement or the Deposit Agreement or any other document related hereto or thereto be filed, registered or recorded with or executed or notarized before any court or other authority in Argentina or that any tax or fee be paid in Argentina on or in respect of this Agreement or the Deposit Agreement or any other document, other than court costs, including, without limitation, filing fees and except that a certified Spanish translation by a sworn public translator is required for each document in a language other than the Spanish language sought to be enforced in the courts of Argentina; any judgment obtained in a U.S. federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company under this Agreement or the transactions contemplated hereby will be enforced against the Company and will be recognized in Argentina without consideration of the merits; provided that the requirements of Article 517 of the Argentine Civil and Commercial Procedure Code are met, as follows, (i) a final judgment was issued by a court competent in accordance with Argentine laws regarding conflict of laws and jurisdiction with either personal or in rem action with respect to personal property, as opposed to real property, which was transferred to Argentine territory during or after the prosecution of foreign action; (ii) the defendant against whom enforcement of the judgment is sought was personally served with a summons, and in accordance with due process of law, and was given an opportunity to defend against the action; (iii) the judgment must be valid in the jurisdiction where rendered and its authenticity must be established in accordance with the requirements of Argentine law; (iv) the judgment does not violate the principles of public policy of Argentine law; and (v) the judgment is not contrary to a prior or simultaneous judgment of an Argentine court if the plaintiff has also simultaneously sued in the Argentine courts; none of the provisions of this Agreement (including, without limitation, the indemnification and contribution provisions set forth in Section 12 herein) or of the Deposit Agreement is or would be deemed against Argentine public policy, national sovereignty or morality; provided, that it is not clear whether under Argentine law an Argentine Court could or would permit the enforcement of a judgment against any of the Company’s property or assets located in Argentina to the extent that such property or assets have been or are determined by an Argentine Court to be used for the provision of an essential public service;

     (uu)     except as otherwise disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, there is no tax, duty, levy, impost, deduction, charge or withholding imposed by Argentina or any political subdivision thereof or taxing authority therein either (a) on or by virtue of the Company’s execution, delivery, performance or enforcement of this Agreement, or the Deposit Agreement or of any other document to be furnished hereunder or thereunder, other than a court tax of 3% of the amount in controversy imposed with respect to the initiation of any judicial proceeding to enforce this Agreement or the Deposit Agreement in the City of Buenos Aires or (b) on any payment to be made pursuant to this Agreement (other than withholding income tax or value added tax on commissions payable to Argentine entities or for services rendered within Argentina), or the Deposit Agreement, or on payments by the Company to any holder of Shares or the ADSs; except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus, under current and, to the knowledge of the Company, proposed or pending, Argentine law and regulations, no payments of dividends made to holders of Offering ADSs who are non-residents of Argentina are subject to income, withholding or other taxes under laws and regulations of Argentina or any political subdivision or taxing authority thereof or therein, and such payments will otherwise be free and clear of any other tax, duty, withholding or deduction in Argentina or any political subdivision or taxing authority thereof or therein and without the necessity of obtaining any governmental authorization in Argentina or any political subdivision or taxing authority thereof or therein, except that dividends paid in excess of the accumulated earnings of the Company up to the previous fiscal year that have already been subject to income tax under the income tax law provisions will be subject to an equalization tax (impuesto de igualación) at a 35% withholding rate applicable on such excess;

     (vv)     it is not necessary under the laws of Argentina that the Underwriters be licensed, qualified or entitled to carry on business in Argentina, and the Underwriters will not be deemed residents, domiciled, subject to any stamp or other issuance or transfer taxes or duties and no capital gains, withholding or other taxes are payable by or on behalf of the Underwriters in their capacity as taxpayers to Argentina or to any political subdivision or taxing authority of Argentina or therein solely in connection with the issuance and sale of the Offering ADSs, the execution and delivery of any of this Agreement and the Deposit Agreement or any payment to be made pursuant thereto;

     (ww)     the choice of laws of the State of New York as the governing law of this Agreement and the Deposit Agreement is a valid choice of law under the laws of Argentina, and the Company is not aware of any reason why the Argentine courts would not recognize the choice of laws of the State of New York as the governing laws of this Agreement and the Deposit Agreement;

     (xx)     the Company has the power to submit, and pursuant to Section 17 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York;

     (yy)     except as disclosed in the sections of the Registration Statement, the Preliminary Prospectus and the Prospectus entitled “Exchange Rates and Controls”, “Risk Factors—Risks Relating to Our Class D Shares and ADSs” and “Description of American Depositary Shares”, no exchange control authorization or any other authorization, approval, consent or license of any governmental authority or agency is required for the payment of dividends in Argentine pesos by the Company to holders of the Offering ADSs pursuant to the terms of the Deposit Agreement or the ADRs or the conversion of such pesos into U.S. dollars or the payment of such U.S. dollars to the holders of the Offering ADSs; and

     (zz)     neither the Company, any of its Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any economic sanctions imposed by the European Union, the United Nations, the United States or applicable local law.

In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offering ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each Underwriter.

4.     Representations and Warranties of the Selling Shareholder. The Selling Shareholder represents and warrants to and agrees with each of the Underwriters that:

     (a)     to the knowledge of the Selling Shareholder, the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; to the knowledge of the Selling Shareholder, the Preliminary Prospectus did not, as of the date the Preliminary Prospectus was filed with the SEC, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to the knowledge of the Selling Shareholder, at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the SEC and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of Offering ADSs, did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; to the knowledge of the Selling Shareholder, the Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and to the knowledge of the Selling Shareholder, each Permitted Free Writing Prospectus not listed on Schedule B attached hereto, when considered together with the Disclosure Package, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Selling Shareholder makes no representation or warranty in this Section 4(a) with respect to any statement contained in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of the Selling Shareholder or by or on behalf of an Underwriter through you to the Company expressly for use in the Registration Statement, the Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus;

     (b)     with respect to any statement or omission in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information furnished in writing by or on behalf of the Selling Shareholder to the Company expressly for use in the Registration Statement, the Preliminary Prospectus, the Prospectus or such Permitted Free Writing Prospectus (exclusively as set forth in Section 13 hereof), the Registration Statement did not, as of the Effective Time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Preliminary Prospectus did not, as of the date the Preliminary Prospectus was filed with the SEC, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the SEC and ends at the later of the time of purchase and the latest additional time of purchase, if any, did or will the Prospectus, as then amended or supplemented, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Disclosure Package did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Permitted Free Writing Prospectus not listed on Schedule B attached hereto, when considered together with the Disclosure Package, did not, as of the Applicable Time, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

     (c)     The Selling Shareholder is familiar with the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, and has no knowledge of any fact, condition or information not disclosed in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, that has had, or may have, individually or in the aggregate, a Material Adverse Effect;

     (d)     prior to the execution of this Agreement, the Selling Shareholder has not, directly or indirectly, used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Offering ADSs, other than the Preliminary Prospectus and the Permitted Free Writing Prospectuses, if any;

     (e)     neither the execution, delivery and performance of this Agreement nor the sale by the Selling Shareholder of the Offering ADSs pursuant to this Agreement and the Deposit Agreement nor the consummation of the transactions contemplated hereby will conflict with, result in any breach or violation of or constitute a default under (or constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the charter or bylaws (estatutos sociales) or other or equivalent constituent documents of the Selling Shareholder, (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Selling Shareholder is a party or by which the Selling Shareholder or any of its properties may be bound or affected, (iii) any federal, state, local or foreign law, regulation or rule (including, without limitation, the rules and regulations of the BASE, the NYSE and the Bolsa de Madrid), or (iv) any decree, judgment or order applicable to the Selling Shareholder or any of its properties; except, in the case of clauses (ii), (iii) and (iv), for each conflicts, breaches, defaults or violations as would not, individually or in the aggregate, have a Material

Adverse Effect on the ability of the Selling Shareholder to consummate the transaction contemplated hereunder;

     (f)     no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, or of or with any self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the BASE, the NYSE and the Bolsa de Madrid), is required in connection with the sale of the Offering ADSs pursuant to this Agreement and the Deposit Agreement or the consummation by the Selling Shareholder of the transactions contemplated hereby other than (i) registration of the Offering ADSs under the Securities Act, which has been effected, and (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Offering ADSs are being offered by the Underwriters or under the rules and regulations of the FINRA;

     (g)     neither the Selling Shareholder nor, to its knowledge, any of its affiliates has taken, directly or indirectly, any action designed to, or which has constituted or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offering ADSs;

     (h)     to the knowledge of the Selling Shareholder, there are no affiliations or associations between any member of the FINRA and the Selling Shareholder, except as disclosed in the Registration Statement, the Preliminary Prospectus and the Prospectus; to the knowledge of the Selling Shareholder, none of the proceeds received by the Selling Shareholder from the sale of the Offering ADSs pursuant to this Agreement will be paid to a member of the FINRA or any affiliate of (or person “associated with,” as such terms are used in the rules and regulations of the FINRA) such member;

     (i)     the Selling Shareholder has, and will have, valid and marketable title to the Offering ADSs; upon delivery of payment for such Offering ADSs by the Underwriters pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), all right, title and interest in such Offering ADSs will be transferred to the Underwriters free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

     (j)     the Selling Shareholder has and, at the time of delivery of the Offering ADSs pursuant to this Agreement (whether the time of purchase or any additional time of purchase, as the case may be), will have full legal right, power and capacity, and all authorizations and approvals required by law (other than those imposed by the Securities Act and state securities or blue sky laws), to (i) enter into this Agreement and (ii) sell, assign, transfer and deliver the Offering ADSs in the manner provided in this Agreement;

     (k)     this Agreement has been duly executed and delivered by the Selling Shareholder;

     (l)     the sale of the Offering ADSs pursuant to this Agreement is not prompted by any material non-public information concerning the Company or any Subsidiary which is not set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus;

     (m)     the Selling Shareholder currently intends to hold at least 50.01% of the capital stock in the Company;

     (n)     neither the Selling Shareholder nor any of its subsidiaries nor, to the knowledge of the Selling Shareholder, any director, officer, agent, employee or affiliate of the Selling Shareholder or any of its subsidiaries is currently subject to any U.S. sanctions administered by OFAC;

     (o)     this Agreement is in proper legal form under the laws of Spain for the enforcement thereof in Spain against the Selling Shareholder, provided that to ensure the legality, validity, enforcement or admissibility into evidence of this Agreement in Spain, it is not necessary that this Agreement or any other document related thereto be filed, registered or recorded with or executed or notarized before any court or other authority in Spain or that any tax or fee be paid in Spain on or in respect of this Agreement or any other document, other than court costs, including (without limitation) filing fees and except that a certified Spanish translation by a sworn public translator is required for each document in a language other than the Spanish language sought to be enforced in the courts of Spain; and

     (p)     the Selling Shareholder has the power to submit, and pursuant to Section 17 of this Agreement has legally, validly, effectively and irrevocably submitted, to the jurisdiction of any federal or state court in the State of New York, County of New York, and has the power to designate, appoint and empower, and pursuant to Section 17 of this Agreement has legally, validly and effectively designated, appointed and empowered, an agent for service of process in any suit or proceeding based on or arising under this Agreement in any federal or state court in the State of New York.

In addition, any certificate signed by any officer of the Selling Shareholder and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Offering ADSs shall be deemed to be a representation and warranty by the Selling Shareholder, as to matters covered thereby, to each Underwriter.

5.     Certain Covenants of the Company. The Company hereby agrees:

     (a)     to furnish such information as may be required and otherwise to cooperate in qualifying the Offering ADSs for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Offering ADSs; provided, however, that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Offering ADSs); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Offering ADSs for offer or sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

     (b)     to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request for the purposes contemplated by the Securities Act; in case any Underwriter is required by the Securities Act to deliver (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), in connection with the sale of the Offering ADSs, a prospectus after the nine-month period referred to in Section 10(a)(3) of the Securities Act, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act;

     (c)     if, at the time this Agreement is executed and delivered, it is necessary or appropriate for a post-effective amendment to the Registration Statement or the ADS Registration Statement, or a Registration Statement under Rule 462(b) under the Act, to be filed with the SEC and become effective before the Offering ADSs may be sold, the Company will use its reasonable best efforts to cause such post-effective amendment or such Registration Statement to be filed and become effective, and will pay any applicable fees in accordance with the Securities Act, as soon as possible; and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when such post-effective amendment or such Registration Statement has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the SEC pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner in accordance with such Rules);

     (d)     if, at any time during the period when a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Offering ADSs and any Underwriter has notified the Company of such delivery requirement, the Registration Statement or the ADS Registration Statement shall cease to comply with the requirements of the Securities Act with respect to eligibility for the use of the form on which the Registration Statement or the ADS Registration Statement, as applicable, was filed with the SEC, to (i) promptly notify you, (ii) promptly file with the SEC a new registration statement under the Securities Act, relating to the Offering ADSs, or a post-effective amendment to the Registration Statement or the ADS Registration Statement, as applicable, which new registration statement or post-effective amendment shall comply with the requirements of the Securities Act in all material respects and shall be in a form reasonably satisfactory to you, (iii) use its reasonable best efforts to cause such new registration statement or post-effective amendment to become effective under the Securities Act as soon as practicable, (iv) promptly notify you of such effectiveness and (v) take all other reasonable action necessary or appropriate to permit the public offering and sale of the Offering ADSs to continue as contemplated in the Prospectus; all references herein to the Registration Statement or the ADS Registration Statement shall be deemed to include each such new registration statement or post-effective amendment, if any;

     (e)     to advise you promptly, confirming such advice in writing, of any request by the SEC for amendments or supplements to the Registration Statement or the ADS Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement or the ADS Registration Statement and, if the SEC should enter a stop order suspending the effectiveness of the Registration Statement or the ADS Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the ADS Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

     (f)     subject to Section 5(e) hereof, to file promptly all reports and documents and preliminary or definitive proxy or information statement required to be filed by the Company with the SEC in order to comply with the Exchange Act for so long as a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Offering ADSs by the Underwriters;

     (g)     to advise you promptly of the happening of any event within the period during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Offering ADSs by the Underwriters, which event could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading, and to advise you promptly if, during such period, it shall become necessary to amend or supplement the Prospectus to cause the Prospectus to comply with the requirements of the Act, and, in each case, during such time, subject to Section 5(e) hereof, to prepare and furnish, at the Company’s expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change or to effect such compliance;

     (h)     to make generally available to its security holders, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Securities Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act) as soon as is reasonably practicable after the termination of such twelve-month period;

     (i)     to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company’s independent registered public accountants, as stated in their letter to be furnished pursuant to Section 9(e)9(e) hereof;

     (j)     to comply with Rule 433(d) under the Securities Act;

     (k)     not, at any time at or after the execution of this Agreement, to use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Offering ADSs, other than the Prospectus or Permitted Free Writing Prospectus;

     (l)     not to, and to cause the Subsidiaries not to, take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offering ADSs;

     (m)     to use its reasonable best efforts to maintain the listing of the ADSs on the NYSE;

     (n)     to use its reasonable best efforts to maintain the listing of the Class D Shares on the BASE and to maintain the registration of the Company with the Argentine Securities Commission;

     (o)     to file any documents or reports with respect to the Class D Shares or ADSs required to be filed with the Argentine Securities Commission and the BASE in the time period required for such filing;

     (p)     to use its reasonable best efforts in cooperation with the Underwriters to maintain the eligibility of the ADSs for clearance and settlement through DTC;

     (q)     to permit and use its reasonable best efforts to maintain the eligibility of the Class D Shares for clearance and settlement on the Caja de Valores;

     (r)     to comply with the Deposit Agreement so as to permit ADRs evidencing ADSs to be executed and delivered by the Depositary to the Underwriters for their respective accounts at closing of the purchase of the Firm ADSs or the Additional ADSs, as the case may be; and

     (s)     to furnish to the Depositary and to holders of the ADSs, directly or through the Depositary, such reports, documents and other information described in the Registration Statement, the Preliminary Prospectus and the Prospectus under the section “Description of American Depositary Shares” in accordance with the procedures stated thereunder.

6.     Certain Covenants of the Selling Shareholder. The Selling Shareholder hereby agrees:

     (a)     not, at any time at or after the execution of this Agreement, to use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Offering ADSs, other than the Prospectus or a Permitted Free Writing Prospectus;

     (b)     not to take, directly or indirectly, any action designed, or which will constitute, or has constituted, or might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offering ADSs;

     (c)     not to apply, directly or indirectly, any proceeds from the sale of the Offering ADSs in a manner that would result in a violation by any Underwriter or holder of Offering ADSs of any U.S. sanctions administered by OFAC;

     (d)     to pay or cause to be paid all taxes, if any, on the transfer and sale of the Offering ADSs being sold by the Selling Shareholder to the Underwriters in connection with this Agreement;

     (e)     to advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any sale of the Offering ADSs, of any change in information in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, relating to the Selling Shareholder; and

     (f)     prior to or concurrently with the execution and delivery of this Agreement, to execute and deliver to the Underwriters a Lock-Up Agreement in the form set forth in Exhibit A hereto.

7.     Covenant to Pay Costs. The Selling Shareholder agrees to pay all costs, expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, the Preliminary Prospectus, the Prospectus, each Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Offering ADSs including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Offering ADSs to the Underwriters in connection with this Agreement, (iii) the qualification of the Offering ADSs for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) the listing of the Offering ADSs on the NYSE, (v) any filing for review of the public offering of the Offering ADSs by the FINRA, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters relating to FINRA matters, (vi) the fees and disbursements of any transfer agent or registrar for the Offering ADSs, (vii) the costs and expenses of the Company and the Selling Shareholder relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Offering ADSs to prospective investors and the Underwriters’ sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company or by the Selling Shareholder and any such consultants, and, subject to the Selling Shareholder’s prior approval, the cost of any aircraft chartered in connection with the road show, (viii) the costs and expenses of qualifying the Offering ADSs for inclusion in the book-entry settlement system of DTC, and (ix) the performance of the Company’s and the Selling Shareholder’s other obligations hereunder, including the fees and expenses of their counsel provided, however, that except as provided in this Section 7 and in Section 8, the Underwriters will pay all of their own costs and expenses (including the fees and expenses of their U.S. and Argentine counsel).

All payments to be made by the Selling Shareholder to the Underwriters under this Agreement (including any deemed payment relating to the SEC) shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless required by law. In that event, the Selling Shareholder agrees to pay to the Underwriters, on an after-tax basis, such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

8.     Reimbursement of Underwriters’ Expenses. If the Offering ADSs are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 11 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Selling Shareholder shall, in addition to paying the amounts described in Section 7 hereof, reimburse the Underwriters for all of their reasonable out-of-pocket expenses, including the fees and disbursements of their counsel.

9.     Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the respective representations and warranties on the part of the Company and the Selling Shareholder on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance, by the Company and the Selling Shareholder of each of their respective obligations hereunder and to the following additional conditions precedent:

     (a)     The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Davis Polk & Wardwell, U.S. counsel for the Company and U.S. counsel for the Selling Shareholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the Underwriters, and in form and substance satisfactory to the Underwriters, substantially in the form set forth in Exhibit B hereto.

     (b)     The Company and the Selling Shareholder shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Severgnini,

Robiola, Grinberg & Larrechea, Argentine counsel for the Company and the Selling Shareholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the Underwriters, and in form and substance satisfactory to the Underwriters, substantially in the form set forth in Exhibit C hereto.

     (c)     The Selling Shareholder shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of the Corporate Director of Legal Services of the Selling Shareholder, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the Underwriters, and in form and substance satisfactory to the Underwriters, substantially in the form set forth in Exhibit D hereto.

     (d)     The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Mauro Dacomo, the General Counsel of the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the Underwriters, and in form and substance satisfactory to the Underwriters, substantially in the form set forth in Exhibit E hereto.

     (e)     You shall have received from Deloitte & Co. S.R.L. letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with executed copies for each of the Underwriters) in the forms satisfactory to the Underwriters, which letters shall cover, without limitation, the various financial disclosures contained in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any.

     (f)     You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Simpson Thacher & Bartlett LLP, U.S. counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to the Underwriters

     (g)     You shall have received at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Emmet, Marvin & Martin LLP, U.S. counsel for the Depositary, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with executed copies for each of the Underwriters, and in form and substance satisfactory to the Underwriters, substantially in the form set forth in Exhibit F hereto.

     (h)     You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the opinion of Bruchou, Fernàndez Madero & Lombardi, Argentine counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, substantially in form and substance satisfactory to the Underwriters.

     (i)     The Deposit Agreement shall be in full force and effect.

     (j)     No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you shall have reasonably objected in writing.

     (k)     The Registration Statement, the ADS Registration Statement and any registration statement required to be filed, prior to the sale of the Offering ADSs, under the Securities Act pursuant to Rule 462(b) shall have been filed and shall have become effective under the Securities Act. If Rule 430A under the Securities Act is used, the Prospectus shall have been filed with the SEC pursuant to Rule 424(b) under the Securities Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement (or such earlier time as may be required under the Securities Act).

     (l)     At the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement or the ADS Registration Statement shall have been issued under the Securities Act or proceedings initiated under Section 8(d) or 8(e) of the Securities Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (iii) the Prospectus, and no amendment or supplement thereto, shall include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; (iv) the Disclosure Package, and any amendment or supplement thereto, shall not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and (v) none of the Permitted Free Writing Prospectuses not listed on Schedule B hereto, if any, shall, when considered together with the Disclosure Package, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading.

     (m)     The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, substantially in the form attached as Exhibit G hereto.

     (n)     The Selling Shareholder will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer or its Chief Financial Officer, dated the time of purchase or the additional time of purchase, as the case may be, substantially in the form attached as Exhibit H hereto.

     (o)     The Depositary shall have furnished or caused to be furnished to the Underwriters a certificate of one of its authorized officers substantially in the form attached as Exhibit I hereto.

     (p)     You shall have received the signed Lock-Up Agreement referred to in Section 3(v) hereof, and such Lock-Up Agreement shall be in full force and effect at the time of purchase and the additional time of purchase, as the case may be.

     (q)     The listing of the ADSs on the NYSE and the Class D Shares on the BASE shall be in full force and effect at or prior to the time of purchase or the additional time of purchase, as the case may be.

     (r)     The ADSs shall be eligible for the book-entry settlement system of DTC.

     (s)     The Class D Shares shall be eligible for the book-entry settlement system of the Caja de Valores.

10.     Effective Date of Agreement; Termination. This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Underwriters, if, since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectus, if any, (1) there has been any change or any development involving a prospective change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, the effect of which change or development is, in the sole judgment of the Underwriters, so material and adverse as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Offering ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (2) there shall have occurred: (A) a suspension or material limitation in trading in securities generally on the NYSE, NASDAQ or the BASE; (B) a suspension or material limitation in trading in the Company’s securities on the NYSE or the BASE; (C) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States or Argentina; (D) an outbreak or escalation of hostilities or acts of terrorism involving the United States or Argentina or a declaration by the United States or Argentina of a national emergency or war; or (E) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere; or (F) if the United States or Argentina impose new exchange controls, if the effect of any such event specified in clause (D), (E) or (F), in the sole judgment of the Underwriters, is material and adverse and makes it impractical or inadvisable to proceed with the public offering or the delivery of the Offering ADSs on the terms and in the manner contemplated in the Registration Statement, the Preliminary Prospectus, the Prospectus and the Permitted Free Writing Prospectuses, if any, or (3) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (A) any intended or potential downgrading or (B) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded to any securities of or guaranteed by the Company or any Subsidiary by any “nationally recognized statistical rating organization,” as that term is defined in Rule 436(g)(2) under the Securities Act, (y) of greater than one notch or (x) that results, or would result, in such rating being below investment grade.

If the Underwriters elect to terminate this Agreement as provided in this Section 10, the Company and, the Selling Shareholder shall be notified promptly in writing.

If the sale to the Underwriters of the Offering ADSs, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company or the Selling Shareholder, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company and the Selling Shareholder shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 7, 8 and 12 hereof), and the Underwriters shall be under no obligation or liability to the Company or the Selling Shareholder under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.

11.     Increase in Underwriters’ Commitments. Subject to Sections 9 and 10 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm ADSs to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 9 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 10 hereof) and if the number of Firm ADSs which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm ADSs, the non-defaulting Underwriters (including the Underwriters, if any, substituted in the manner set forth below) shall take up and pay for (in addition to the aggregate number of Firm ADSs they are obligated to purchase pursuant to Section 11 hereof) the number of Firm ADSs agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Firm ADSs shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such ADSs shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm ADSs set forth opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Shareholder agree with the non-defaulting Underwriters that the Selling Shareholder will not sell any Firm ADSs hereunder unless all of the Firm ADSs are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Selling Shareholder or selected by the Selling Shareholder with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Selling Shareholder for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Selling Shareholder or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 11 with like effect as if such substituted Underwriter had originally been named in Schedule A hereto.

If the aggregate number of Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm ADSs which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Selling Shareholder shall make arrangements within the five business day period stated above for the purchase of all the Firm ADSs which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company or the Selling Shareholder to any Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company or to the Selling Shareholder. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability to the Company, the Selling Shareholder or any non-defaulting Underwriter in respect of any default of such Underwriter under this Agreement.

12.     Indemnity and Contribution.

     (a)     The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors, officers and members, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by the Selling Shareholder or by an Underwriter to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus (the term “Prospectus” for the purpose of this Section 12 being deemed to include the Preliminary Prospectus and the Prospectus, as amended or supplemented) or, when considered together with, the Prospectus, in any Permitted Free Writing Prospectus or in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company, which “issuer information” is required to be, or is, filed with the SEC, or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or

Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Selling Shareholder or by an Underwriter to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading.

     (b)     In addition to the provisions of Sections 12(a) and (c), if (x) the Company fails, for whatever reason, to comply with its indemnity obligations set forth in Section 12(a) within a period of 45 days from the date the Company receives notice from any Underwriter of the occurrence of an event or circumstance that gives rise to indemnity pursuant to the provisions of Section 12(a) (or thereafter fails to so comply), or (y) a Bankruptcy Event occurs, then the Selling Shareholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by an Underwriter to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus or, when considered together with the Prospectus, in any Permitted Free Writing Prospectus or in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company, which “issuer information” is required to be, or is, filed with the SEC or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except, with respect to such Prospectus or Permitted Free Writing Prospectus, insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of an Underwriter to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in any such information, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything herein to the contrary, in no event shall the liability of the Selling Shareholder to provide indemnity pursuant to this Section 12(b) or Section 12(c) exceed an amount equal to the proceeds received by the Selling Shareholder in respect of the sale of Offering ADSs pursuant to this Agreement, after deducting underwriting fees, but before deducting expenses. For the purposes of this Section 12(b), a “Bankruptcy Event” shall occur if the Company or any of its Subsidiaries (i) stops paying, or admits that it is generally unable to pay, its debts as they become due (excluding for such purposes the portion of any such debts as to which a reputable and creditworthy insurance company has acknowledged liability in writing); (ii) commences voluntarily proceedings under any applicable liquidation, insolvency, composition, reorganization or any other similar laws, or files an application for the appointment of an administrative or other receiver, manager or administrator, or any such or other similar official, in relation to the Company or any of its Subsidiaries; (iii) enters into any composition or other similar arrangement with such party’s creditors, or a proceeding is initiated against the Company or any of its Subsidiaries under applicable bankruptcy or insolvency law or law with similar effect and is not discharged or removed within 45 days; (iv) is adjudicated or found bankrupt or insolvent, or the Company or any of its Subsidiaries is ordered by a court or passes a resolution to dissolve, or a receiver, administrator or similar person is appointed in relation to, or a distress, execution, attachment, sequestration or other process is levied, enforced upon, sued out or put in force against, the undertakings or assets of the Company or any of its Subsidiaries and is not discharged, removed or stayed within 45 days; or (v) any event occurs or action is taken that has effects similar to those events or actions described herein.

     (c)     In addition to the provisions of Section 12(b), the Selling Shareholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, only to the extent that as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by the Selling Shareholder to the Company expressly for use in, the Registration Statement or arises out of or is based upon any omission or alleged omission to state a material fact in the Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading or (ii) any untrue statement or alleged untrue statement of a material fact included in any Prospectus or, when considered together with the Prospectus, in any Permitted Free Writing Prospectus or, in any “issuer information” (as defined in Rule 433 under the Securities Act) of the Company, which “issuer information” is required to be, or is, filed with the SEC, or any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, only to the extent that, with respect to such Prospectus or Permitted Free Writing Prospectus, any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by or on behalf of the Selling Shareholder to the Company expressly for use in, such Prospectus or Permitted Free Writing Prospectus or any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading. Notwithstanding anything herein to the contrary, in no event shall the liability of the Selling Shareholder to provide indemnity pursuant to this Section 12(c), Section 12(b) or Section 12(f) exceed an amount equal to the proceeds received by the Selling Shareholder in respect of the sale of Offering ADSs pursuant to this Agreement, after deducting underwriting fees, but before deducting expenses.

     (d)     Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, the Selling Shareholder and any person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Shareholder or any such person may incur under the Securities Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by such Underwriter to the Company expressly for use in, the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), or any omission or alleged omission to state a material fact in such Registration Statement in connection with such information, which material fact was not contained in such information and which material fact was required to be stated in such Registration Statement or was necessary to make such information not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in, and in conformity with information furnished in writing by such Underwriter to the Company expressly for use in, a Prospectus or a Permitted Free Writing Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in such Prospectus or Permitted Free Writing Prospectus in connection with such information, which material fact was not contained in such information and which material fact was necessary in order to make the statements in such information, in the light of the circumstances under which they were made, not misleading; provided however, that the Underwriters shall not be liable for any losses, claims, damages or liabilities arising out of or based upon the Company or any Selling Shareholder’s failure to perform its obligations under Sections 5 and 6 of this Agreement, provided further, that the aggregate liability of each Underwriter under this clause (d) shall in no event exceed the net underwriting discounts and commissions received by such Underwriter under this offering;

     (e)     If any action, suit or proceeding (each, a “Proceeding”) is brought against a person (an “indemnified party”) in respect of which indemnity may be sought against the Company, the Selling Shareholder or an Underwriter (as applicable, the “indemnifying party”) pursuant to subsection (a), (b), (c) or (d), respectively, of this Section 12, such indemnified party shall promptly notify such indemnifying party in writing of the institution of such Proceeding and such indemnifying party shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such indemnifying party shall not relieve such indemnifying party from any liability which such indemnifying party may have to any indemnified party (unless the indemnifying party has been materially prejudiced (including through the forfeiture of substantive rights or defenses) by such failure). The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such Proceeding or the indemnifying party shall not have, within a reasonable period of time, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded, after consulting with counsel, that there are defenses available to it or them which are different from, additional to or in conflict with those available to such indemnifying party (in which case such indemnifying party shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such reasonable fees and expenses shall be borne by such indemnifying party and paid as incurred (it being understood, however, that such indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to any one local counsel per jurisdiction) in any one Proceeding or series of related Proceedings representing the indemnified parties who are parties to such Proceeding). The indemnifying party shall not be liable for any settlement of any Proceeding effected without its written consent but, if settled with its written consent such indemnifying party agrees to indemnify and hold harmless the indemnified party or parties from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this Section 12(e), then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault or culpability or a failure to act by or on behalf of such indemnified party.

     (f)     If the indemnification provided for in this Section 12 is unavailable to an indemnified party under subsections (a), (b), (c) and (d) of this Section 12 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other hand from the offering of the Offering ADSs or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholder on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Selling Shareholder, and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Offering ADSs. The relative fault of the Company and the Selling Shareholder on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company or the Selling Shareholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

     (g)     The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (f) above. Notwithstanding the provisions of this Section 12, no Underwriter shall be required to contribute any amount in excess of the amount by which the total net underwriting discounts and commissions it received from the offering exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 12 (g) are several in proportion to their respective underwriting commitments and not joint.

     (h)     The indemnity and contribution agreements contained in this Section 12 and the covenants, warranties and representations of the Company and the Selling Shareholder contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or by or on behalf of the Company or the Selling Shareholder, their respective directors or officers or any person who controls the Company or any Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or delivery of the Offering ADSs to be sold by the Selling Shareholder pursuant hereto. The Company, the Selling Shareholder and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Shareholder, against any of their officers or directors in connection with the issuance and sale of Offering ADSs, or in connection with the Registration Statement, any Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus.

13.     Information Furnished by the Underwriters and the Selling Shareholder. Each of the Company and the Selling Shareholder acknowledges and agrees that the statements with respect to the name of each Underwriter set forth in the Prospectus and the statements set forth in the fifth, eleventh and twelfth paragraphs under the caption “Underwriting” in the Prospectus, only insofar as such statements relate to the amount of selling concession and reallowance or to over-allotment and stabilization activities that may be undertaken by the Underwriters, constitute the only information furnished by or on behalf of the Underwriters for inclusion in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, as such information is referred to in Sections 3 and 12 hereof. Each Underwriter acknowledges and agrees that the statements set forth in the Registration Statement, the Preliminary Prospectus and the Prospectus under the caption “Principal and Selling Shareholders,” only insofar as such statements relate to the Selling Shareholder, transactions entered into by the Selling Shareholder and the Selling Shareholder’s beneficial ownership of Class D Shares or securities of the Company, constitute the only information furnished by or on behalf of the Selling Shareholder for inclusion in the Registration Statement, the Preliminary Prospectus, the Prospectus or any Permitted Free Writing Prospectus, as such information is referred to in Sections 4 and 12 hereof.

14.     Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram or facsimile and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010-3629, Attention: LCD-IBD, to Deutsche Bank Securities Inc. 60 Wall Street, 4th Floor, New York, NY 10005, Attention: ECM Syndicate Desk (F:212-797-9344) with a copy to the General Counsel (F:212-797-4564), to Goldman, Sachs & Co., : 200 West Street, New York, New York 10282, Attention: Registration Department (F:866-471-2526), to Itaú BBA USA Securities, Inc., 767 Fifth Avenue 50th Floor, New York, New York, 10153, Attention: Compliance — ECM Desk, to Morgan Stanley & Co. Incorporated Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, Attn: ECM Syndicate Desk (F: 1 212 507-4075), to Raymond James & Associates, Inc, 880 Carillon Parkway, St. Petersburg, FL 33716, to Santander Investment Securities Inc., 45 East 53rd Street, 12th Floor, New York, New York 10022, Attention: ECM Syndicate Desk, and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Macacha Güemes 515, Floor 31, C1106BKK Buenos Aires, Argentina, Attention: General Counsel (F: +5411 5441-5772); and, if to the Selling Shareholder, at the Selling Shareholder’s offices at Paseo de la Castellana 278-280, 28046 Madrid, Spain, Attention: Corporate Director Finance (F: + 34 90 255 51 34), with copies (which shall not constitute notice) to Repsol YPF S.A. Paseo de la Castellana 278-280, 28046 Madrid, Spain, Attention: Corporate Director Legal Services (F: + 34 91 348 40 86) and Davis Polk & Wardwell LLP at 450 Lexington Avenue, New York, NY 10017, Attention: Nicholas A. Kronfeld (F: + 1 212 450-5950).

15.     Governing Law; Construction. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

16.     Waiver of Immunity. This Agreement and any other documents delivered pursuant hereto or thereto, and any actions taken hereunder or thereunder, constitute commercial acts by the Company and the Selling Shareholder. Each of the Company and the Selling Shareholder irrevocably and unconditionally and to the fullest extent permitted by law, waives, and agrees not to plead or claim, any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) for itself of any of its property, assets or revenues wherever located with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement and the Deposit Agreement and any document delivered pursuant hereto or thereunder, in each case for the benefit of each assigns, it being intended that, to the extent permitted by law, the foregoing waiver and agreement will be effective, irrevocable and not subject to withdrawal in any and all jurisdiction, and, without limiting the generality of the foregoing, agrees that the waivers set forth in this Section 16 shall have the fullest scope permitted under the U.S. Foreign Sovereign Immunities Act of 1976 and are intended to be irrevocable for the purposes of such act.

17.     Submission to Jurisdiction. Except as set forth below, no claim arising out of or relating to this Agreement may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have exclusive jurisdiction over the adjudication of such claims, and the Company and the Selling Shareholder consent to the exclusive jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Shareholder hereby consent to personal jurisdiction, service and venue in any court in which any claim arising out of or in any way relating to this Agreement is brought by any third party against any Underwriter or any indemnified party. Each Underwriter and the Company and the Selling Shareholder waive all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company and the Selling Shareholder hereby appoints, without power of revocation, CT Corporation System as its agent (the “Authorized Agent”) to accept and acknowledge on its behalf service of any and all process which may be served in any action, proceeding or counterclaim in any way relating to or arising out of this Agreement. Each of the Company and the Selling Shareholder hereby represents and warrants that the Authorized Agent has accepted such appointment and has agreed to act as said agent for service of process, and each of the Company and the Selling Shareholder agrees to take any and all action, including the filing of any and all documents that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholder. Notwithstanding the foregoing, any action arising out of or based upon this Agreement may be instituted by any Underwriter, the partners, directors and officers of any Underwriter, or by any person who controls any Underwriter, in any court of competent jurisdiction in Argentina or Spain.

18.     Judgment Currency. If for the purposes of obtaining judgment in any court is necessary to convert a sum due hereunder into any currency other than U.S. dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the rate at which in accordance with normal banking procedures the Underwriters could purchase U.S. dollars with such other currency in the City of New York on the banking business day preceding that on which final judgment is given. The obligation of the Company or the Selling Shareholder with respect to any sum due from them to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than U.S. dollars, not be discharged until the first banking business day following receipt of such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriting or controlling person may in accordance with normal banking procedures purchase U.S. dollars with such other currency. If the U.S. dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company and the Selling Shareholder agree as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person hereunder, against such loss. If the U.S. dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company or the Selling Shareholder an amount equal to the excess of the U.S. dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

19.     Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and the Selling Shareholder and to the extent provided in Section 12 hereof the controlling persons, partners, directors and officers referred to in such Section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

20.     No Fiduciary Relationship. The Company and the Selling Shareholder hereby acknowledge that the Underwriters are acting solely as underwriters in connection with the purchase and sale of the Company’s securities. The Company and the Selling Shareholder further acknowledge that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis, and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company or the Selling Shareholder, their respective management, stockholders or creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the purchase and sale of the Company’s securities, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company or the Selling Shareholder, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company and the Selling Shareholder hereby confirm their understanding and agreement to that effect. The Company, the Selling Shareholder and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions and that any opinions or views expressed by the Underwriters to the Company or the Selling Shareholder regarding such transactions, including, but not limited to, any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company or the Selling Shareholder. The Company and the Selling Shareholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Shareholder may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company or the Selling Shareholder in connection with the transactions contemplated by this Agreement.

21.     Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

22.     Successors and Assigns. This Agreement shall be binding upon the Underwriters and the Company and the Selling Shareholder and their successors and assigns and any successor or assign of any substantial portion of the Company’s, the Selling Shareholder’s and any of the Underwriters’ respective businesses and/or assets.

23.     Patriot Act. In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the Underwriters are required to obtain, verify and record information that identifies their respective clients, including the Company, which information may include the name and address of their respective clients, as well as other information that will allow the Underwriters to properly identify their respective clients.

[The Remainder of This Page Intentionally Left Blank; Signature Page Follows]

If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholder and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this Agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Shareholder and the Underwriters, severally.

Very truly yours,

YPF SOCIEDAD ANÓNIMA

By:	/s/ Mauro Dacomo
Name: Mauro Dacomo
Title: Corporate Director of Legal Services

REPSOL YPF, S.A.

By:	/s/ Enrique Hernández Pérez
Name: Enrique Hernández Pérez
Title: Corporate Director of Legal Services

Accepted and agreed to as of the date first above written, on behalf of themselves and the Underwriters named in Schedule A

CREDIT SUISSE SECURITIES (USA) LLC

By:	/s/ Santiago Gilfond
Name: Santiago Gilfond
Title: Managing Director

DEUTSCHE BANK SECURITIES INC.

By:	/s/ John Reed
Name: John Reed
Title: Director

By:	/s/ Brian Rigney
Name: Brian Rigney
Title: Managing Director

GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
(Goldman, Sachs & Co.)

ITAÚ BBA USA SECURITIES, INC.

By:	/s/ Jake Shaeffer
Name: Jake Shaeffer
Title: CFO

By:	/s/ Julia Chen
Name: Julia Chen
Title: COO

MORGAN STANLEY & CO. INCORPORATED

By:	/s/ John Tyree
Name: John Tyree
Title: Managing Director

RAYMOND JAMES & ASSOCIATES, INC

By:	/s/ K.C. Clark
Name: K.C. Clark
Title: Senior Vicepresident Equity Capital Markets

SANTANDER INVESTMENT SECURITIES INC.

By:	/s/ Alexander Roberts
Name: Alexander Roberts
Title: Managing Director

By:	/s/ Ignacio Mendive
Name: Ignacio Mendive
Title: CEO

SCHEDULE A

Underwriter	Number of Firm ADSs	Number of Additional ADSs

Credit Suisse Securities (USA) LLC	4,497,000	674,318
Deutsche Bank Securities Inc.	2,652,000	397,663
Goldman, Sachs & Co.	4,384,000	657,374
Itaú BBA USA Securities, Inc.	2,000,000	299,897
Morgan Stanley & Co. Incorporated	6,832,000	1,024,448
Raymond James & Associates, Inc	2,170,000	325,388
Santander Investment Securities Inc.	3,680,000	551,810

Total	26,215,000	3,930,898

SCHEDULE B

Permitted Free Writing Prospectuses

SCHEDULE C

Subsidiaries

YPF International S.A.
YPF Holdings Inc.
Operadora de Estaciones de Servicios S.A.
A-Evangelista S.A.
Compañía Mega S.A.
Profertil S.A.
Refinería del Norte S.A.
Oleoductos del Valle S.A.
Terminales Marítimas Patagónicas S.A.
Oiltanking Ebytem S.A.
Gasoducto del Pacífico (Argentina) S.A.
Central Dock Sud S.A.
Inversora Dock Sud S.A.
Pluspetrol Energy S.A.
Oleoducto Trasandino (Argentina) S.A.
YPF Inversora Energética S.A.
A-Evangelista Construções e Serviços Ltda.
Gasoducto del Pacífico (Cayman) Ltd.
A&C Pipeline Holding Company
Poligàs Lujàn S.A.C.I.
Oleoducto Transandino (Chile) S.A.
YPF Services USA Corp.
YPF Servicios Petroleros S.A.

EXHIBIT A

Form of Lock-Up Agreement for
Repsol YPF, S.A.

___________ ___, 2011

Credit Suisse Securities (USA) LLC
Deutsche Bank Securities Inc.
Goldman, Sachs & Co.
Itaú BBA USA Securities, Inc.
Morgan Stanley & Co. Incorporated
Raymond James & Associates, Inc
Santander Investment Securities Inc.

c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue
New York, New York 10010-3629

c/o Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

c/o Goldman, Sachs & Co.
200 West Street
New York, New York, NY 10282

c/o Itaú BBA USA Securities, Inc.
767 Fifth Avenue 50th Floor
New York, New York, 10153, USA

c/o Morgan Stanley & Co. Incorporated
20 Bank Street, Canary Wharf
London E14 4AD, United Kingdom

c/o Raymond James & Associates, Inc
880 Carillon Parkway
St. Petersburg, FL 33716

c/o Santander Investment Securities Inc.
45 East 53rd Street
New York, New York 10022

Ladies and Gentlemen:

This Lock-Up Agreement is being delivered to you in connection with the Underwriting Agreement (the “Underwriting Agreement”) entered into on the date hereof by Repsol YPF, S.A., a sociedad anónima organized under the laws of Spain (the “Selling Shareholder”), YPF Sociedad Anónima, a sociedad anónima organized under the laws of Argentina (the “Company”), and you and the other underwriters named in Schedule A to the Underwriting Agreement, with respect to the public offering (the “Offering”) of Class D shares, Ps.10 par value per share (the “Class D Shares”), of the Company, in the form of American Depositary Shares (“ADSs”), each representing one Class D Share. Capitalized terms not defined herein shall have the meaning given to them in the Underwriting Agreement

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that, for a period (the “Lock-Up Period”) of 90 days after the date of the final prospectus relating to the Offering, the undersigned will not, directly or indirectly (including through its subsidiaries), without the prior written consent of the Underwriters, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the SEC in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder (the “Exchange Act”) with respect to, any shares of capital stock of the Company or ADSs representing those shares, or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company or ADSs representing those shares, or warrants or other rights to purchase shares of capital stock of the Company or ADSs representing those shares or any such securities, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of shares of capital stock of the Company or ADSs representing those shares, or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company or ADSs representing those shares, or warrants or other rights to purchase shares of capital stock of the Company or ADSs representing those shares or any such securities, whether any such transaction is to be settled by delivery of shares of capital stock of the Company or ADSs representing those shares or such other securities, in cash or otherwise, (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) or (iv) vote in favor of any primary offerings of Class D Shares or ADS of the Company. The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters (as defined in the Underwriting Agreement) of any Class D Shares or ADSs pursuant to the Offering and the Underwriting Agreement, the sale of ADSs pursuant to the transactions described in the Preliminary Prospectus under the section “Recent Developments” or the sale of any of the remaining 13,781,031 Class D Shares or ADSs available for sale under the registration statement on form F-3 (File No. 333-170848), plus any Option ADSs not purchased by the Underwriters under the Underwriting Agreement at a price that is not lower than the Offering price, (b) the sale of Class D Shares to investors located in the Republic of Argentina representing in the aggregate no more than 2% (two percent) of the current outstanding capital stock of the Company, (c) the offer and sale of Class D Shares or ADSs to affiliates of Petersen Energía S.A. and Eton Park Master Fund, Ltd. and Eton Park Fund, L.P. pursuant to the options and warrants, respectively described in the Registration Statement, the Preliminary Prospectus and the Prospectus or (d) bona fide gifts or transfers to entities controlled by the undersigned, provided that, in the case of (d) only, the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Agreement.

The undersigned further agrees that, for the Lock-Up Period, the undersigned will not, without the prior written consent of the Underwriters, make any demand for, or exercise any right with respect to, the registration of shares of capital stock of the Company or ADSs representing those shares, or any securities convertible into or exercisable or exchangeable for shares of capital stock of the Company or ADSs representing those shares, or warrants or other rights to purchase shares of capital stock of the Company or ADSs representing those shares or any such securities.

Notwithstanding the above, if (a) during the period that begins on the date that is fifteen (15) calendar days plus three (3) business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (b) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the sixteen (16) day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by this Lock-Up Agreement shall continue to apply until the expiration of the date that is fifteen (15) calendar days plus three (3) business days after the date on which the issuance of the earnings release or the material news or material event occurs.

The undersigned hereby confirms that the undersigned has not, directly or indirectly, taken, and hereby covenants that the undersigned will not, directly or indirectly, take, any action designed, or which has constituted or will constitute or might reasonably be expected to cause or result in, under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of Class D Shares or ADSs representing those shares.

This Lock-Up Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

* * *

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the SEC with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the “time of purchase” (as defined in the Underwriting Agreement), this Lock-Up Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

REPSOL YPF, S.A.

By:	/s/
Name:
Title:

EXHIBIT B

OPINION OF DAVIS POLK & WARDWELL

1.     Assuming that the Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Selling Shareholder insofar as Republic of Argentina law and Kingdom of Spain law, respectively, is concerned, the Underwriting Agreement has been duly executed and delivered by the Company and the Selling Shareholder.

2.     Assuming that the Amended and Restated Deposit Agreement dated as of November 13, 2009 (the “Deposit Agreement”), among the Company, The Bank of New York Mellon, as depositary (in such capacity, the “Depositary”), and all owners and holders from time to time of American Depositary Receipts (“ADRs”) issued thereunder and evidencing ADSs, has been duly authorized, executed and delivered by the Company insofar as Republic of Argentina law is concerned, the Deposit Agreement has been duly executed and delivered by the Company, and the Deposit Agreement is a valid and binding agreement of the Company, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally, concepts of reasonableness and equitable principles of general applicability.

3.     Upon payment for the Offering ADSs to be sold by the Selling Shareholder to each of the several Underwriters as provided in the Underwriting Agreement and the crediting of such ADSs on the records of The Depository Trust Company (“DTC”) to a security account or security accounts in the name of such Underwriter (assuming that such Underwriter does not have notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such ADSs or any security entitlement in respect thereof), (A) under Section 8-501 of the UCC, such Underwriter will acquire a security entitlement in respect of such ADSs and (B) to the extent governed by Article 8 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such ADSs may be asserted against such Underwriter; it being understood that for purposes of this opinion, we have assumed that when such payment, delivery and crediting occur, (x) such ADSs will have been registered in the name of Cede & Co. or such other nominee as may be designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account or accounts in the name of such Underwriter on the records of DTC will have been made pursuant to the UCC.

4.     Assuming that the Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Selling Shareholder insofar as Republic of Argentina law and Kingdom of Spain law are concerned, respectively, under the laws of the State of New York relating to personal jurisdiction, each of the Company and the Selling Shareholder has, pursuant to Section 17 of the Underwriting Agreement, validly and irrevocably submitted to the exclusive personal jurisdiction of any court of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York (each a

“New York Court”) in any action arising out of or relating to the Underwriting Agreement or the transactions contemplated thereby, has validly and irrevocably waived to the fullest extent it may effectively do so any objection to the venue of a proceeding in any such New York Court, and has validly and irrevocably appointed the Authorized Agent as its authorized agent for the purpose described in Section 17 thereof; and service of process effected on such agent in the manner set forth in Section 17 thereof will be effective to confer valid personal jurisdiction on the Company and the Selling Shareholder, respectively. We express no opinion as to whether a New York State or United States federal court would enforce the exclusivity of the jurisdiction of any New York State or United States federal court provided for in the Underwriting Agreement.

5.     The Company is not, and after giving effect to the offering and sale of the Offering ADSs and the application of the proceeds thereof as described in the Prospectuses will not be, required to register as an “Investment Company,” as such term is defined in the Investment Company Act of 1940, as amended.

6.     The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Deposit Agreement and the ADRs (collectively, the “Documents”) will not contravene any provision of the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated thereby, or any agreement, indenture, lease or other instrument to which the Company is a party or by which any of its properties is bound, that is identified on Schedule I hereto (which the Company has represented to us lists all material agreements governed by New York law to which the Company is a party or by which any of its properties is bound), provided that we express no opinion as to federal or state securities laws.

7.     The execution and delivery by the Selling Shareholder of, and the performance by the Selling Shareholder of its obligations under, the Documents will not contravene any provision of the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated thereby, provided that we express no opinion as to federal or state securities laws.

8.     No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Documents is required for the execution, delivery and performance by the Company of its obligations under the Documents, except such as may be required under federal or state securities or Blue Sky laws as to which we express no opinion.

9.     No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Documents is required for the execution, delivery and performance by the Selling Shareholder of its obligations under the Documents, except such as may be required under federal or state securities or Blue Sky laws as to which we express no opinion.

EXHIBIT C

OPINION OF SEVERGNINI, ROBIOLA, GRINBERG & LARRECHEA

1.     The Company has been duly organized and is validly existing as a corporation (sociedad anónima) under the laws of Argentina, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in each of the Preliminary Prospectus Supplement and the Prospectus, to execute and deliver the Underwriting Agreement and the Deposit Agreement and to perform its obligations thereunder.

2.     The Company is duly qualified to do business and is in good standing in each Argentine jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

3.     The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company. Assuming the Underwriting constitutes a legal, valid and binding agreement of the Company, enforceable against the Company in accordance with its terms under the laws of the State of New York, the Underwriting Agreement will constitute a legal, valid and binding agreement of the Company and enforceable against such parties in accordance with its terms.

4.     The Deposit Agreement has been duly and validly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery of the Deposit Agreement by the Depositary, constitutes a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms.

5.     The Company has an authorized and outstanding capital stock as set forth in each of the Preliminary Prospectus Supplement and the Prospectus; all of the issued and outstanding shares of capital stock of the Company, including the Class D Shares, have been duly authorized and validly issued, are fully paid and non-assessable and, other than as set forth in each of the Preliminary Prospectus Supplement and the Prospectus, are free of statutory preemptive rights and accretion rights and, to our knowledge, contractual preemptive rights, accretion rights, resale rights, rights of first refusal and similar rights; and, other than as set forth in each of the Preliminary Prospectus Supplement and the Prospectus, the holders of the Offering ADSs will not be subject to personal liability by reason of being such holders; provided, however, that holders who have a conflict of interest with the Company and who do not abstain from voting or instructing the Depositary to vote at the respective shareholders’ meeting may be liable for damages to the Company, but only if the transaction would not have been approved without such holders’ votes. Furthermore, holders who willfully or negligently vote or instruct the Depositary to vote in favor of a resolution that is subsequently declared void by a court as contrary to the law or the Company’s bylaws may be held jointly and severally liable for damages to the Company or to other third parties, including other shareholders. To our knowledge, other than as set forth in each of the Preliminary Prospectus Supplement and the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for, shares of capital stock of or ownership interests in the Company are outstanding.

6.     No approval, authorization, consent or order of or filing with any Argentine federal, provincial or local governmental or regulatory commission, board, body, authority or agency, or of or with any Argentine self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the BASE), or approval of the shareholders of the Company, is required in connection with the execution, delivery and performance by the Company and the Selling Shareholder of the Underwriting Agreement and the Deposit Agreement, the sale of the Offering ADSs or with the consummation by the Company and the Selling Shareholder of the other transactions contemplated by the Underwriting Agreement, and the Deposit Agreement, as the case may be.

7.     The execution, delivery and performance by the Company of the Underwriting Agreement and the Deposit Agreement, and the consummation of the transactions contemplated by thereby, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (or result in the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company) pursuant to (i) to our knowledge, upon due inquiry, any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument, governed by the laws of Argentina, to which the Company is a party or by which it or any of its properties may be bound or affected, or (ii) to our knowledge, upon due inquiry, any decree, judgment or order of any Argentine federal, provincial or local court having jurisdiction over the Company or any of its properties, or, (iii) to our knowledge, upon due inquiry, any Argentine federal, provincial or local law, regulation or rule, (iv) to our knowledge, upon due inquiry, any rule or regulation of any Argentine self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the BASE), or (v) the charter or bylaws (estatutos sociales) or equivalent constituent documents of the Company, except, in the case of each of clauses (i), (ii), (iii) and (iv), for each conflicts, breaches, defaults or violations as would not, individually or in the aggregate, have a Material Adverse Effect.

8.     The Selling Shareholder has valid marketable title to the Class D Shares underlying the Offering ADSs to be sold by the Selling Shareholder pursuant to the Underwriting Agreement. Upon delivery of payment for such Offering ADSs by the Underwriters pursuant to the Underwriting Agreement, all right, title and interest in such Class D Shares underlying the Offering ADSs will be transferred to the Underwriters free and clear of any claim, injunction, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title.

9.     The execution, delivery and performance by the Selling Shareholder of the Underwriting Agreement, the sale of the Offering ADSs by the Selling Shareholder and the consummation by the Selling Shareholder of the transactions contemplated thereby do not and will not conflict with, result in any breach or violation of (i) any Argentine federal, provincial or local law, regulation or rule, or (ii) any rule or regulation of any Argentine self-regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the BASE) or, (iii) to our knowledge, upon due inquiry, any decree, judgment or order of any Argentine federal, provincial or local court having jurisdiction over the Selling Shareholder or any of its properties, except, in the case of each of (i), (ii) and (iii) for each conflicts, breaches or violations as would not, individually or in the aggregate, have a Material Adverse Effect on the ability of the Selling Shareholder to consummate the transaction contemplated under the Underwriting Agreement.

10.     To our knowledge, after due inquiry, the Company is not in breach, violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) the charter or bylaws (estatutos sociales) or equivalent documents of the Company, or (ii) any material indenture, mortgage, deed of trust, bank loan or credit agreement or other material evidence of indebtedness, or any license, lease, contract or other agreement or instrument, governed by the laws of Argentina, to which the Company is a party or by which any of its properties may be bound or affected, or (iii) any material Argentine federal, provincial or local law, regulation or rule, or (iv) any material rule or regulation of any Argentine self regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the BASE) or (v) any material decree, judgment or order of any Argentine federal, provincial or local court having jurisdiction over the Company or any of its properties.

11.     To our knowledge, after due inquiry (i) the Company is not a party to any legal or governmental action or proceeding that challenges the validity or enforceability, or seeks to enjoin the performance of the Underwriting Agreement or the Deposit Agreement; and (ii) except as disclosed in each of the Preliminary Prospectus Supplement and the Prospectus, there are no material actions, suits, claims, investigations or proceedings pending or threatened, to which the Company or the Selling Shareholder is or would be a party or to which any of their respective properties is or would be subject, before or by any Argentine federal, provincial or local governmental or regulatory commission, board, body, authority or agency.

12.     The statements in each of the Registration Statement, the Preliminary Prospectus Supplement and the Prospectus under the headings “Business—Regulatory Framework and Relationship with the Argentine Government,” “Business—Environmental Matters—YPF Argentine Operations,” “Item 5. Update of Legal Proceedings—Argentina,” “Additional Information—Directors,” “Item 10. Additional Information—Capital Stock,” “Dividends,” “Material Tax Considerations—Argentine Tax Considerations” and “Enforcement of Judgments Against Foreign Persons,” insofar as such statements constitute summaries of documents governed by or issued pursuant to Argentine law or Argentine legal proceedings or refer to matters of Argentine law or legal conclusions under Argentine law, are accurate and complete in all material respects and present fairly the information purported to be shown.

13.     To our knowledge, after due inquiry, except as disclosed in each of the Preliminary Prospectus Supplement and the Prospectus, the Company has all concessions, licenses, permits,

certificates and other approvals or authorizations from all governmental and regulatory officials and bodies of Argentina that are necessary to the conduct of its business in Argentina and to the ownership, lease or right to use of its properties, and is in compliance with the terms and conditions of the foregoing, except to the extent that the failure to have any such concessions, licenses, permits, certificates and other approvals or authorizations or to be in compliance therewith would not result, individually or in the aggregate, in a Material Adverse Effect.

14.     The Company has good and marketable title to all material real property and good and marketable title to all material personal property owned, in each case free and clear of all liens, encumbrances and defects except, in each case, as described or referred to in each of the Preliminary Prospectus Supplement and the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company; and any material real property and buildings held under lease by the Company are held by it under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

15.     Payments of dividends or other disbursements to the shareholders by the Company are not subject to any restrictions under Argentine law other than those described in each of the Preliminary Prospectus Supplement and the Prospectus. All dividends and other distributions declared and payable on the Offering ADSs, in cash or in securities, may, under current Argentine law and regulations, including any foreign exchange or foreign currency approvals, be paid to the Depositary and to the holders of the ADSs, as the case may be, in Argentine pesos and may be converted freely into foreign currency that may be transferred out of Argentina in accordance with the Deposit Agreement, and all such dividends and other distributions made to holders of the Offering ADSs who are non-residents of Argentina currently are not subject to Argentine withholding or other taxes under Argentine laws and regulations and are otherwise currently free and clear of any other tax, duty, withholding or deduction in Argentina and do not require any governmental authorization in Argentina.

16.     No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters or the Depositary to Argentina or to any political subdivision or taxing authority thereof or therein in connection with the sale of the Class D Shares in accordance with the Underwriting Agreement, the deposit of the Class D Shares against issuance of ADRs evidencing the Offering ADSs in the manner contemplated in the Deposit Agreement, the sale and delivery by the Underwriters of the Offering ADSs, as the case may be, as contemplated in the Underwriting Agreement and the Prospectus, or the execution and delivery of the Underwriting Agreement or the Deposit Agreement.

17.     The Class D Shares underlying the Offering ADSs are listed on the BASE and, to our knowledge, the Company has not received any notice of any proceedings relating to the delisting of the Class D Shares from such stock exchange.

18.     The Underwriting Agreement and the Deposit Agreement do not contravene Argentine law or public policy.

19.     The Company has the legal capacity to sue and be sued in its own name under the laws of Argentina; the submissions by the Company to the jurisdiction of the U.S. federal and state courts in the Borough of Manhattan in the City and County of New York and the United States District Court for the Southern District of New York set forth in the Underwriting Agreement constitute valid and legally binding obligations of the Company, and service of process effected in the manner set forth in the Underwriting Agreement, assuming validity under the laws of the State of New York, will be effective to confer valid personal jurisdiction over the Company under the laws of Argentina; and neither the Company nor its assets are entitled to immunity from suit, execution or other legal process in Argentina. But the service of process by the mailing of copies of such process to the Company’s domicile in Argentina may be considered null and void unless the Company acknowledges receipt of such service and, consequently, any judgment against the Company obtained pursuant to service of process in such manner would not be recognized nor would be enforceable in the Argentine courts. Service of process to the Company in Argentina may have to follow Argentine procedural rules.

20.     The choice of laws of the State of New York as the governing law of the Underwriting Agreement and the Deposit Agreement is a valid choice of law under the laws of Argentina, and the Argentine courts will recognize the choice of laws of the State of New York as the governing law of the Underwriting Agreement and the Deposit Agreement.

21.     Any judgment obtained in a U.S. federal or state court of competent jurisdiction sitting in New York City arising out of or in relation to the obligations of the Company or the Selling Shareholder under the Underwriting Agreement or the Deposit Agreement or the transactions contemplated thereby will be enforced against the Company or the Selling Shareholder, as applicable, and will be recognized in Argentina without reconsideration of the merits; provided that the requirements of Article 517 of the Argentine Civil and Commercial Procedure Code are met, as follows, (i) a final judgment was issued by a court competent in accordance with Argentine laws regarding conflict of laws and jurisdiction with either personal or in rem action with respect to personal property, as opposed to real property, which was transferred to Argentine territory during or after the prosecution of foreign action; (ii) the defendant against whom enforcement of the judgment is sought was personally served with a summons, and in accordance with due process of law, and was given an opportunity to defend against the action; (iii) the judgment must be valid in the jurisdiction where rendered and its authenticity must be established in accordance with the requirements of Argentine law; (iv) the judgment does not violate the principles of public policy of Argentine law; and (v) the judgment is not contrary to a prior or simultaneous judgment of an Argentine court if the plaintiff has also simultaneously sued in the Argentine courts; none of the provisions of the Underwriting Agreement (including, without limitation, the indemnification and contribution provisions set forth in Section 12 herein) or of the Deposit Agreement is or would be deemed against Argentine public policy; provided, that it is not clear whether under Argentine law an Argentine Court could or would permit the enforcement of a judgment against any of the Company’s property or assets located in Argentina to the extent that such property or assets have been or are determined by an Argentine Court to be used for the provision of an essential public service.

22.     The Underwriting Agreement and the Deposit Agreement are in proper legal form for enforcement against the Company and the Selling Shareholder, as applicable, in Argentina. To ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement or the Deposit Agreement in Argentina, it is not necessary that any of them or any other document related thereto be filed or recorded or enrolled in advance with any court or authority in Argentina or that any stamp, registration or similar tax be paid in Argentina, other than court costs, including filing fees and deposits to guarantee judgment required by Argentina law and regulations except that such agreements must be translated into Spanish by a sworn translator in Argentina.

23.     We have participated in conferences with officers and other representatives of the Company and the Selling Shareholder, representatives of the independent public accountants of the Company and representatives of the Underwriters in the course of the preparation the Registration Statement, Preliminary Prospectus Supplement and the Prospectus, and also reviewed certain corporate and other records and documents furnished to us by the Company. Although we are not passing upon and do not assume responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Preliminary Prospectus Supplement or the Prospectus (except as and to the extent stated in paragraph 11 above), on the basis of the foregoing (A) nothing has come to our attention that causes us to believe that, (i) the Registration Statement, at the Effective Time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Preliminary Prospectus Supplement, as of the Applicable Time (as defined below), when taken together with the Pricing Information (as defined below), contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or (iii) the Prospectus as of the date of the Prospectus or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion in this paragraph 22 with respect to the financial statements and related schedules, and other financial and statistical data included or incorporated by reference therein). As used herein, (A) “Applicable Time” means [     ] [“A.M.” / “P.M.”], New York City time, on [     ], 2011 and (B) “Pricing Information” means (i) the number of ADSs offered for sale pursuant to the Prospectus and (ii) the public offering price per ADSs, as reflected on the cover page of the Prospectus.

24.     In the event that for any reason (a) the preliminary injunction mentioned in (xii) above becomes applicable in whole or in part to the Selling Shareholder or (b) the decision mentioned in (xiii) above is revoked or ceases to be in effect in whole or in part, in each case after the sale of the Offering ADS by the Selling Shareholder pursuant to the Underwriting Agreement, such sale may not be unwound, declared null and void or rescinded, in whole or in part, and the plaintiffs, in case a final decision is awarded in the substantive claim, would only be entitled to obtain compensation or damages.

EXHIBIT D

OPINION OF THE CORPORATE DIRECTOR OF LEGAL SERVICES
OF THE SELLING SHAREHOLDER

I am of the opinion that:

1.     The Selling Shareholder has full corporate power, right and authority to execute and deliver the Underwriting Agreement, to sell and deliver the Offering ADSs and to perform its other obligations thereunder.

2.     The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Selling Shareholder.

3.     The execution, delivery and performance by the Selling Shareholder of the Underwriting Agreement and the sale of the Offering ADSs,(a) do not violate the charter or bylaws (estatutos) of the Selling Shareholder, (b) will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Shareholder or any of its subsidiaries is a party or any of their properties may be bound or affected, except as would not, individually or in the aggregate, have a Material Adverse Effect, and (c) do not violate any Spanish statute or any rule or regulation that has been issued pursuant to any Spanish statute or any order known to us issued pursuant to any Spanish statute by any court or governmental agency or body having jurisdiction over the Selling Shareholder or any of its subsidiaries or any of their properties.

4.     No consent, approval, authorization, order, registration or qualification of or with any Spanish governmental agency or body or, to our knowledge, any Spanish court is required for the execution, delivery and performance by the Selling Shareholder of the Underwriting Agreement, the sale of the Offering ADSs or the consummation of the other transactions contemplated thereby.

5.     The choice of laws of the State of New York as the governing law of the Underwriting Agreement is a valid choice of law under the laws of the Kingdom of Spain, and the Spanish Courts will recognize the choice of the laws of the State of New York as the governing law of the Underwriting Agreement.

6.     The indemnification and contribution provisions set forth in Section 12 of the Underwriting Agreement do not contravene Spanish law or public policy.

7.     The Selling Shareholder has (i), pursuant to Section 17 of the Underwriting Agreement, validly and irrevocably submitted to the jurisdiction of the courts of the State of New York located in the City and County of New York and the United States District Court for the Southern District of New York, in any action or proceeding against it arising out of or relating to the Underwriting Agreement, (ii) validly and irrevocably waived any objection to the venue of a proceeding in any such court and (iii) validly and irrevocably appointed the authorized agent for service of process named in Section 17 of the Underwriting Agreement for the purposes

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described therein, and service of process effected in the manner set forth in Section 17 of the Underwriting Agreement will be effective to confer valid personal jurisdiction over the Selling Shareholder in connection with any such action or proceeding.

8.     The Underwriting Agreement is in proper legal form for enforcement against the Selling Shareholder in the Kingdom of Spain. To ensure the legality, validity, enforceability or admissibility in evidence of the Underwriting Agreement in the Kingdom of Spain, it is not necessary that any of them be filed or recorded or enrolled in advance with any court or authority in the Kingdom of Spain or that any stamp, registration or similar tax be paid in the Kingdom of Spain, other than court costs, including filing fees and deposits to guarantee judgment required by Spanish law and regulations, except that a certified Spanish translation by a sworn public translator is required for each document in a language other than the Spanish language sought to be enforced in the courts of the Kingdom of Spain. Any Underwriter in respect of the Underwriting Agreement is entitled to sue as plaintiff in the Spanish Courts for the enforcement of its rights against the Selling Shareholder.

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EXHIBIT E

OPINION OF GENERAL COUNSEL OF THE COMPANY

I am of the opinion that:

1.     Each of the Subsidiaries organized in Argentina (collectively, the “Argentine Subsidiaries”) has been duly organized and is validly existing as an entity under the laws of Argentina, with full power and authority to own, lease and operate its properties and to conduct its business as described in each of the Preliminary Prospectus and the Prospectus;

2.     Each of the Argentine Subsidiaries is duly qualified to do business and is in good standing in each Argentine jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

3.     All of the outstanding shares of capital stock or ownership interests of each of the Argentine Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Preliminary Prospectus and the Prospectus, are owned by the Company, in each case subject to no security interest, other encumbrance or adverse claim; and to my knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Argentine Subsidiaries are outstanding, except for such options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries as would not, individually or in the aggregate, have a Material Adverse Effect;

4.     To my knowledge, after due inquiry, no Argentine Subsidiaries is in breach, violation of or in default under (nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, or constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its charter or bylaws (estatutos sociales) or equivalent documents, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument, governed by the laws of Argentina, to which any of the Argentine Subsidiaries is a party or by which any of its properties may be bound or affected, or (iii) any Argentine federal, provincial or local law, regulation or rule, or (iv) any rule or regulation of any Argentine self regulatory organization or other non-governmental regulatory authority (including, without limitation, the rules and regulations of the BASE) or (v) any decree, judgment or order of any Argentine federal, provincial or local court having jurisdiction over any of the Argentine Subsidiaries or any of its properties, except, in the case of each of (ii), (iii), (iv) and (v) as would not, individually or in the aggregate, have a Material Adverse Effect;

5.     To my knowledge, after due inquiry (i) no Argentine Subsidiaries is a party to any legal or governmental action or proceeding that challenges the validity or enforceability, nor seeks to enjoin the performance of the Underwriting Agreement or the Deposit Agreement; and

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(ii) except as disclosed in each of the Preliminary Prospectus Supplement and the Prospectus, there are no actions, suits, claims, investigations or proceedings pending or threatened, to which any of the Argentina Subsidiaries is or would be a party or to which any of its properties is or would be subject, before or by any Argentine federal, provincial or local governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which, if resolved adversely to the Argentine Subsidiary, would not, individually or in the aggregate, have a Material Adverse Effect;

6.     To my knowledge, after due inquiry, except as disclosed in each of the Preliminary Prospectus and the Prospectus, the Argentine Subsidiaries have all concessions, licenses, permits, certificates and other approvals or authorizations from all governmental and regulatory officials and bodies of Argentina that are necessary to the conduct of their respective business in Argentina and to the ownership, lease or right to use of their respective properties, and are in compliance with the terms and conditions of the foregoing, except to the extent that the failure to have any such concessions, licenses, permits, certificates and other approvals or authorizations or to be in compliance therewith would not result, individually or in the aggregate, in a Material Adverse Effect; and

7.     (A) The Argentine Subsidiaries have good and marketable title to all property (real and personal) described in the Preliminary Prospectus and the Prospectus, if any, as being owned by any of them, free and clear of all liens, claims, security interests or other encumbrances; and (B) all the property described in the Preliminary Prospectus and the Prospectus, if any, as being held under lease by the Argentine Subsidiaries are held thereby under valid, existing and enforceable leases, except, in the case of each of (A) and (B), where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect.

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EXHIBIT F

OPINION OF EMMET, MARVIN & MARTIN, LLP

1.     The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors’ rights and by general principles of equity.

2.     When ADRs evidencing the ADSs are executed and delivered by the Depositary against the deposit of Shares in accordance with the provisions of the Deposit Agreement, such ADSs will be validly issued and will entitle the holders thereof to the rights specified in those ADRs and in the Deposit Agreement.

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EXHIBIT G

CERTIFICATE OF AN OFFICER OF THE COMPANY

     Each of the undersigned, Sebastiàn Eskenazi, Chief Executive Officer of YPF Sociedad Anónima, a corporation incorporated under the laws of Argentina (the “Company”), and Guillermo Reda, Chief Financial Officer of the Company, on behalf of the Company, does hereby certify pursuant to Section 9(m) of that certain Underwriting Agreement dated [     ], 2011 (the “Underwriting Agreement”) among the Company, the Selling Shareholder named therein and, the several Underwriters named therein that as of      , 2011:

1.	he has reviewed the Registration Statement, the Preliminary Prospectus and the Prospectus;

2.	the representations and warranties of the Company as set forth in the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof;

3.	the Company has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof; and

4.	the conditions set forth in paragraph (l) of Section 9 of the Underwriting Agreement have been met.

     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this      , 2011.

______________________________
Name: Sebastiàn Eskenazi
Title: Chief Executive Officer

_____________________________
Name: Guillermo Reda
Title: Chief Financial Officer

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EXHIBIT H

CERTIFICATE OF AN OFFICER OF THE SELLING SHAREHOLDER

     The undersigned, [     ], [Chief Financial Officer], does hereby certify, on behalf of the Selling Shareholder (as defined in the Underwriting Agreement referred to below), pursuant to Section 9(n) of that certain Underwriting Agreement dated [     ], 2011 (the “Underwriting Agreement”) among the Company, the Selling Shareholder named therein, and the Underwriters named therein:

1.	the representations and warranties of the Selling Shareholder as set forth in Section 4 of the Underwriting Agreement are true and correct as of the date hereof and as if made on the date hereof; and

2.	the Selling Shareholder has performed all of its obligations under the Underwriting Agreement as are to be performed at or before the date hereof.

     Capitalized terms used herein without definition shall have the respective meanings ascribed to them in the Underwriting Agreement.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands on this      , 2011 on behalf of the Selling Shareholder.

_____________________________
Name: [ ]
Title: [Chief Financial Officer]

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EXHIBIT I

CERTIFICATE OF AN OFFICER OF THE DEPOSITARY

The Bank of New York Mellon, as Depositary (the “Depositary”) under the Amended and Restated Deposit Agreement dated as of November 13, 2009 (the “Deposit Agreement”) among YPF Sociedad Anónima, a company organized under the laws of Argentina (the “Company”), the Depositary and all Owners from time to time of American Depositary Shares issued thereunder (“ADSs”) representing Class D Shares (“Shares”) of the Company, hereby certifies as follows:

1.	the Deposit Agreement has been duly executed and delivered in the name and on behalf of the Depositary by one of its officers;

2.	attached hereto as Annex A is a true and complete specimen of the American Depositary Receipts issuable under the Deposit Agreement evidencing ADSs, which is substantially in the form set forth in Exhibit A to the Deposit Agreement;

3.	the Depositary, as transfer agent for the ADSs, has duly registered, in accordance with the provisions of the Deposit Agreement, a transfer of ________ ADSs from the name of Repsol YPF, S.A. to the nominee of The Depository Trust Company (“DTC”) and has delivered those ADSs through the facilities of DTC in accordance with the instructions to the Depositary from Repsol YPF, S.A.; and

4.	the officer referred to in paragraph 1 above was, at the time the act described in paragraph 1 above was performed by him or her, a duly elected or appointed, qualified and acting employee of the Depositary and was, at the time of said act, duly authorized to perform said act.

Capitalized terms used but not defined herein shall have the meaning ascribed thereto in the Deposit Agreement.

IN WITNESS WHEREOF, The Bank of New York Mellon has caused this certificate to be signed in its name and on its behalf by a duly authorized officer on this day of 2011.

THE BANK OF NEW YORK MELLON

By:
Name:
Title:

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